EXHIBIT 24
                               POWER OF ATTORNEY

      Know all men by these presents that R. F. DAMMEYER constitutes and appoints J. L. PAYNE, R. GRAHAM WHALING and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1994 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated February 17, 1995
                                                                  R. F. DAMMEYER
                                                                  R. F. Dammeyer

                               POWER OF ATTORNEY

      Know all men by these presents that W. E. GREEHEY constitutes and appoints
J. L. PAYNE, R. GRAHAM WHALING and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1994 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated February 17, 1995
                                                                   W. E. GREEHEY
                                                                   W. E. Greehey

                               POWER OF ATTORNEY

      Know all men by these presents that M. N. KLEIN constitutes and appoints
J. L. PAYNE, R. GRAHAM WHALING and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1994 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated February 17, 1995
                                                                     M. N. KLEIN
                                                                     M. N. Klein

                               POWER OF ATTORNEY

      Know all men by these presents that R. D. KREBS constitutes and appoints
J. L. PAYNE, R. GRAHAM WHALING and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1994 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated February 17, 1995
                                                                     R. D. KREBS
                                                                     R. D. Krebs

                               POWER OF ATTORNEY

      Know all men by these presents that A. V. MARTINI constitutes and appoints
J. L. PAYNE, R. GRAHAM WHALING and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1994 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated February 17, 1995
                                                                   A. V. MARTINI
                                                                   A. V. Martini

                               POWER OF ATTORNEY

      Know all men by these presents that M. A. MORPHY constitutes and appoints
J. L. PAYNE, R. GRAHAM WHALING and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1994 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated February 17, 1995
                                                                    M. A. MORPHY
                                                                    M. A. Morphy

                              POWER OF ATTORNEY

      Know all men by these presents that J. L. PAYNE, consitures and appointes,
R. GRAHAM WHALING and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agens, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1994 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated February 17, 1995
                                                                     J. L. PAYNE
                                                                     J. L. Payne

                               POWER OF ATTORNEY

      Know all men by these presents that R. F. RICHARDS constitutes and appoints J. L. PAYNE, R. GRAHAM WHALING and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1994 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated February 17, 1995
                                                                  R. F. RICHARDS
                                                                  R. F. Richards

                               POWER OF ATTORNEY

      Know all men by these presents that D. M. SCHULTE constitutes and appoints
J. L. PAYNE, R. GRAHAM WHALING and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1994 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated February 17, 1995
                                                                   D. M. SCHULTE
                                                                   D. M. Schulte

                               POWER OF ATTORNEY

      Know all men by these presents that M. J. SHAPIRO constitutes and appoints
J. L. PAYNE, R. GRAHAM WHALING and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1994 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated February 17, 1995
                                                                   M. J. SHAPIRO
                                                                   M. J. Shapiro

                               POWER OF ATTORNEY

      Know all men by these presents that R. F. VAGT constitutes and appoints J.
L. PAYNE, R. GRAHAM WHALING and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1994 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated February 17, 1995
                                                                      R. F. VAGT
                                                                      R. F. Vagt

                               POWER OF ATTORNEY

      Know all men by these presents that K. D. WRISTON constitutes and appoints
J. L. PAYNE, R. GRAHAM WHALING and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1994 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated February 17, 1995
                                                                   K. D. WRISTON
                                                                   K. D. Wriston